                                                                    EXHIBIT 10.3

                                 PROMISSORY NOTE


$________________
                                                                   June 30, 2000
                                                                Atlanta, Georgia

                  FOR VALUE RECEIVED, the undersigned, _____________________, an individual resident of the State of ________ (the "Maker"), promises to pay, on the Maturity Date specified below, to the order of INFOCURE CORPORATION, a Delaware corporation (the "Holder"), the principal sum of ________________________ ($_____________), or the then unpaid principal balance thereof, together with interest upon the unpaid principal balance of this Promissory Note (this "Note"), calculated at a rate per annum specified in the following paragraph.

                  Interest will accrue on the unpaid principal balance of this Note at a rate per annum equal to one half percent (1/2%) per annum in excess of the rate of interest announced from time to time by Bank of America as its "prime rate." Interest shall be computed for the actual number of days elapsed on the basis of a 360-day year and shall be payable in arrears on the last business day of each calendar quarter.

                  The entire principal indebtedness evidenced by this Note, together with all unpaid and accrued interest thereon, shall be due and payable on _____________ (the "Maturity Date").

                  This Note may be prepaid in whole or in part at any time at the option of the Maker without premium or penalty. Any payment made by the Maker on this Note shall be applied first to accrued and unpaid interest and thereafter to principal.

                  Payments of both principal and interest shall be made at the offices of the Holder at 1765 The Exchange, Suite 450, Atlanta, Georgia 30339, or at such other location as Holder hereof may designate in writing to the Maker. All payments of principal and interest shall be in immediately available funds in lawful money of the United States of America.

                  In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, Holder shall be entitled to recover from Maker all costs of collection, including without limitation reasonable attorneys' fees. This Note will automatically become due and payable without notice or demand by Holder upon the filing of any petition by or against the Maker under federal bankruptcy laws or state insolvency or receivership laws.

                  Failure or forbearance of Holder to exercise any right hereunder or otherwise granted by law shall not affect or release the liability of Maker hereunder and shall not constitute a waiver of such right unless so stated by Holder in writing. THIS NOTE SHALL BE DEEMED TO BE MADE UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY, THE LAWS OF THE STATE OF GEORGIA. Time is of the essence of this Note.

                  PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

                  WITNESS the execution of this Note by the undersigned, which consists of two pages including this signature page as of the date first above written.



                                            ----------------------------------

The following table sets forth the name of the maker, issue date, maturity date and principal amount of promissory notes, in the form set forth above, received from executive officers of the issuer, or their affiliates, in connection with exercise of stock options by, or cash advances to such officers.

                              Schedule of Obligees

Name of Maker                Date of Issue             Date of Maturity         Principal Amount
-------------                -------------             ----------------         ----------------
Compass Partners, LLC        06/30/00                  12/31/00                 $1,449,049.00
  (an affiliate of
  Richard Perlman)
James K. Price               06/30/00                  12/31/00                 $  673,144.00
Frederick L. Fine            06/30/00                  12/31/00                 $3,115,716.37
Richard E. Perlman           06/30/00                  06/30/02                 $2,122,800.00
James K. Price               06/30/00                  06/30/02                 $2,122,800.00
Frederick L. Fine            06/30/00                  06/30/02                 $2,691,882.25